Roadrunner Transportation Systems Receives Notice Regarding Continued Listing Standard from NYSE Downers Grove, IL (BUSINESS WIRE)—October 8, 2018 -- Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that it received notice on October 4, 2018 from the New York Stock Exchange (the “NYSE”) that the company had fallen below the NYSE’s continued listing standards relating to minimum average global market capitalization and total stockholders’ investment, which require that either its average global market capitalization be not less than $50 million over a consecutive 30 trading-day period, or its total stockholders’ investment be not less than $50 million. In accordance with NYSE procedures, the company intends to submit a plan to the NYSE demonstrating how it intends to regain compliance with the continued listing standards within the required 18-month timeframe. The company has 45 days to submit its plan to the NYSE. Upon receipt of the plan, the NYSE has 45 days to review and determine whether the company has made a reasonable demonstration of its ability to come into conformity with the relevant continued listing standards within the 18-month cure period. During this process and during the 18-month cure period, the company’s shares will continue to be listed and traded on the NYSE, subject to the company’s compliance with other listing standards. The NYSE notification does not affect the company’s business operations or its SEC reporting requirements. The company expects that the plan it will submit to the NYSE will include a discussion of the previously announced rights offering to existing holders of the company’s common stock, which the company believes would bring it into compliance with the NYSE’s continued listing standards relating to minimum average global market capitalization and total stockholders’ investment. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner®, Active On- Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than- truckload, temperature controlled and intermodal services. Active On-Demand offers premium mission critical air and ground transportation solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events, performance, and strategic initiatives. Forward-looking statements also include, among other things, statements regarding the company’s intent to submit a plan to the NYSE demonstrating how it intends to regain compliance with the continued listing standards; whether the company’s shares will continue to trade on the NYSE; effects of the NYSE notification on the company’s SEC reporting and business operations; and the company’s expectation that the plan will bring the company into compliance with the NYSE’s continued listing standards relating to minimum average global market capitalization and total stockholders’ investment. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. For a full discussion of risks and uncertainties, see the section entitled “Risk Factors” in Roadrunner’s Registration Statement on Form S-1, filed with the SEC on September 19, 2018, and in Roadrunner’s Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on June 20, 2018. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com